UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): February 8, 2023
MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1200 Abernathy Road N.E.
Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)
(770) 206-4200
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MWA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The board of directors (the “Board”) of Mueller Water Products, Inc. (the “Company”) appointed Niclas Ytterdahl, age 58, as an independent director of the Company effective February 8, 2023, to serve until the Company’s 2024 annual meeting of stockholders and until his successor is elected and qualified. Effective February 8, 2023, the Board created one (1) new directorship on the Board, thereby increasing the number of directors constituting the whole board from ten (10) directors to eleven (11) directors. Mr. Ytterdahl will fill such newly created seat on the Board and will serve as a member of the Company’s Audit and Capital Allocation and Operations Committees as stipulated by the terms of the Company’s October 11, 2022 Cooperation Agreement with Ancora Catalyst Institutional, LP and certain of its affiliates. A summary of the Cooperation Agreement is included in a Form 8-K filed with the U.S. Securities and Exchange Commission on October 13, 2022, with the full Cooperation Agreement filed as an exhibit to the Form 8-K.
There are no transactions in which Mr. Ytterdahl has an interest requiring disclosure under Item 404(a) of Regulation S-K.
Mr. Ytterdahl will receive compensation for his service on the Board in accordance with the Company’s standard compensatory arrangement for non-employee directors, except that, in lieu of the annual equity grant, which will not be available to Mr. Ytterdahl because of the terms of the Company’s Second Amended and Restated 2006 Stock Incentive Plan, Mr. Ytterdahl will receive an initial equity award of restricted stock units valued at $114,369. A description of the Company’s non-employee director compensation program can be found in the Company’s proxy statement on Schedule 14A under the heading “Director Compensation,” which was filed with the Securities and Exchange Commission on December 21, 2020. Mr. Ytterdahl will also enter into the Company’s standard indemnification agreement with directors.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

101.INS	Inline XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2023	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Steven S. Heinrichs
Steven S. Heinrichs
Executive Vice President, Chief Legal and Compliance Officer and Secretary